Exhibit 10.11

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE IMPERIAL PARKING CORPORATION
2000 STOCK INCENTIVE PLAN

Name of Grantee:
No. of Shares:
Purchase Price per Share:      $0.01
Grant Date:
Final Acceptance Date:

      Pursuant to the Imperial Parking Corporation 2000 Stock Incentive Plan (the “Plan”) as amended through the date hereof, Imperial Parking Corporation (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above, who is a Director of the Company. Upon acceptance of this Award, the Grantee shall be entitled to receive the number of shares of Common Stock, par value $.01 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.

      1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award prior to the close of business on the Final Acceptance Date specified above by (i) making payment to the Company by certified or bank check or other instrument acceptable to the Administrator (as defined in the Plan) of the Purchase Price per Share times the number of shares to be accepted, and (ii) signing and delivering to the Company a copy of this Award Agreement. Upon acceptance of this Award by the Grantee, certificates evidencing the shares of Restricted Stock so accepted shall be issued in the name of the Grantee and placed in escrow with the Company, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below.

      2. Restrictions and Conditions.

      (a)   Certificates evidencing the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

      (b)   Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

      (c)   If the Grantee voluntarily or involuntarily ceases to be a Director of the Company for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, the Company shall have the right, at the discretion of the Administrator, to repurchase such shares from the Grantee or the Grantee’s legal representative at their purchase price. The Company must exercise such right of repurchase or forfeiture by written notice to the Grantee or the Grantee’s legal representative not later than 60 days following the date the Grantee ceases to be a Director of the Company.

      3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on [ _____________ ] (the “Vesting Date”) and the certificates evidencing the shares of Restricted Stock shall be released from escrow and delivered to the Grantee. Subsequent to such Vesting Date, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

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      4. Dividends. Dividends on Shares of Restricted Stock shall be paid currently to the Grantee.

      5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

      6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

      7. Miscellaneous.

      (a)   Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Grantee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

      (b)   This Agreement does not confer upon the Grantee any rights with respect to continuation of employment by the Company or any subsidiary.

IMPERIAL PARKING CORPORATION

______________________________________ Bruce Newsome Senior Vice-President, Finance and CFO

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated: _________________________________

_______________________________________
Grantee’s Signature

_______________________________________
Address

_______________________________________

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